UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30*

Date of reporting period: November 30, 2020

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Global Bond Fund. The remaining series of the Registrant have fiscal year ends other than November 30th.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report

November 30, 2020

MFS® Global Bond Fund

(Effective April 30, 2021, the name of the fund will change to MFS® Global Opportunistic Bond Fund)

GLB-ANN

MFS® Global Bond Fund

(Effective April 30, 2021, the name of the fund will change to MFS® Global Opportunistic Bond Fund)

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear how quickly vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support.

Additional U.S. stimulus is anticipated with the Democrats in the White House and holding a majority in both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

January 14, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
Investment Grade Corporates	34.2%
Emerging Markets Bonds	14.1%
Non-U.S. Government Bonds	12.9%
Mortgage-Backed Securities	9.9%
High Yield Corporates	5.2%
Commercial Mortgage-Backed Securities	1.7%
Collateralized Debt Obligations	1.2%
Municipal Bonds	1.1%
Asset-Backed Securities	0.2%
U.S. Government Agencies	0.1%
U.S. Treasury Securities	(14.1)%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Portfolio facts (i)
Average Duration (d)	7.0
Average Effective Maturity (m)	11.2 yrs.

Issuer country weightings (i)(x)
United States	54.8%
United Kingdom	7.4%
Japan	6.1%
Italy	5.7%
France	5.3%
China	3.8%
Canada	2.8%
Australia	2.3%
Germany	(9.6)%
Other Countries	21.4%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	6.2%
AA	11.5%
A	16.1%
BBB	35.1%
BB	6.5%
B	1.3%
CCC	0.5%
U.S. Government	4.5%
Federal Agencies	10.0%
Not Rated	(25.2)%
Cash & Cash Equivalents	2.4%
Other	31.1%

Currency exposure weightings (i)(y)
United States Dollar	37.9%
Euro	23.9%
Japanese Yen	15.5%
British Pound Sterling	4.5%
Chinese Yuan Offshore	3.7%
Chinese Renminbi	3.2%
Canadian Dollar	1.6%
Mexican Peso	1.5%
New Zealand Dollar	1.2%
Other Currencies	7.0%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Portfolio Composition – continued

(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2020, Class A shares of the MFS Global Bond Fund (fund) provided a total return of 9.55%, at net asset value. This compares with a return of 8.38% for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize. Conversely, some companies find themselves flush with liquidity, having borrowed preemptively during the worst of the crisis, only to end up with excess cash on their balance sheets.

Management Review – continued

Factors Affecting Performance

Relative to the Bloomberg Barclays Global Aggregate Index, the fund’s out-of-benchmark exposure to credit options, particularly to the Markit iTraxx Crossover Index Option within the Europe/UK region, was a key contributor to relative performance as bond spreads widened in March. Additionally, an out-of-benchmark exposure to “BB” rated (r) Greek government-issued bonds, and a greater exposure to “BBB” rated bonds, particularly within the treasury sector, supported relative returns. Within the US region, the fund’s greater exposure to the industrials sector, particularly to “BB” rated issues, coupled with favorable bond selection within this sector, also benefited relative performance.

Conversely, within the emerging markets region, the fund’s greater exposure to the government-related sovereign sector, notably within “CCC” rated bonds, held back relative performance.

Respectfully,

Portfolio Manager(s)

Pilar Gomez-Bravo, Andy Li, Henry Peabody, Robert Persons, Robert Spector, and Erik Weisman

Note to Shareholders: Effective April 30, 2021, the following changes will occur: (i) the fund will change its name to MFS Global Opportunistic Bond Fund; (ii) the fund will change its investment policies and strategies to allow increased flexibility to invest in below investment grade securities and add a policy to engage in a currency hedging strategy to primarily expose the Fund to the U.S. dollar; and (iii) Ward Brown, Philipp Burgener, David Cole, Matt Ryan, and Michael Skatrud will be added as Portfolio Managers of the Fund. Please see the Fund’s prospectus for details. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the Fund.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/02/10	9.55%	4.88%	2.13%	N/A
B	6/02/10	8.78%	4.10%	1.34%	N/A
C	6/02/10	8.78%	4.10%	1.34%	N/A
I	6/02/10	9.86%	5.16%	2.35%	N/A
R1	6/02/10	8.66%	4.10%	1.33%	N/A
R2	6/02/10	9.32%	4.62%	1.84%	N/A
R3	6/02/10	9.47%	4.88%	2.09%	N/A
R4	6/02/10	9.74%	5.14%	2.35%	N/A
R6	10/01/12	9.84%	5.26%	N/A	1.62%

Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Index (f)		8.38%	4.62%	2.82%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		4.89%	3.98%	1.69%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		4.78%	3.76%	1.34%	N/A
C With CDSC (1% for 12 months) (v)		7.78%	4.10%	1.34%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Index (a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy

Performance Summary – continued

or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to December 1, 2014, reflects time periods when the fund had (i) a policy of focusing its investments on debt instruments of U.S. and foreign governments and (ii) a policy permitting the fund to invest up to 100% of its assets in less than investment grade quality debt instruments (lower quality debt instruments). The fund’s investment policies and strategies changed effective December 1, 2014.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2020 through November 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/20	Ending Account Value 11/30/20	Expenses Paid During Period (p) 6/01/20-11/30/20
A	Actual	1.04%	$1,000.00	$1,081.04	$5.41
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
B	Actual	1.79%	$1,000.00	$1,077.48	$9.30
	Hypothetical (h)	1.79%	$1,000.00	$1,016.05	$9.02
C	Actual	1.79%	$1,000.00	$1,077.48	$9.30
	Hypothetical (h)	1.79%	$1,000.00	$1,016.05	$9.02
I	Actual	0.79%	$1,000.00	$1,082.70	$4.11
	Hypothetical (h)	0.79%	$1,000.00	$1,021.05	$3.99
R1	Actual	1.79%	$1,000.00	$1,076.30	$9.29
	Hypothetical (h)	1.79%	$1,000.00	$1,016.05	$9.02
R2	Actual	1.29%	$1,000.00	$1,080.13	$6.71
	Hypothetical (h)	1.29%	$1,000.00	$1,018.55	$6.51
R3	Actual	1.04%	$1,000.00	$1,080.27	$5.41
	Hypothetical (h)	1.04%	$1,000.00	$1,019.80	$5.25
R4	Actual	0.78%	$1,000.00	$1,081.60	$4.06
	Hypothetical (h)	0.78%	$1,000.00	$1,021.10	$3.94
R6	Actual	0.71%	$1,000.00	$1,082.10	$3.70
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.03%, $5.36, and $5.20 for Class A, 1.78%, $9.24, and $8.97 for Class B, 1.78%, $9.24, and $8.97 for Class C, 0.78%, $4.06, and $3.94 for Class I, 1.78%, $9.24, and $8.97 for Class R1, 1.28%, $6.66, and $6.46 for Class R2, 1.03%, $5.36, and $5.20 for Class R3, 0.78%, $4.06, and $3.94 for Class R4, 0.70%, $3.64, and $3.54 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

11/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
Bonds - 96.7%
Aerospace - 0.9%
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)		$559,000	$622,225
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		570,000	637,636
L3Harris Technologies, Inc., 3.85%, 6/15/2023		1,500,000	1,621,780
Lockheed Martin Corp., 2.8%, 6/15/2050		1,353,000	1,475,403
Rolls-Royce Holdings PLC, 5.75%, 10/15/2027	GBP	900,000	1,300,876
TransDigm, Inc., 6.25%, 3/15/2026 (n)		$1,099,000	1,164,940

			$6,822,860
Airlines - 0.2%
National Express Group PLC, 4.25% to 2/26/2026, FLR (GBP Government Yield - 5yr. + 4.135%) to 2/26/2031, FLR (GBP Government Yield - 5yr. + 5.135%) to 12/31/2164	GBP	925,000	$1,257,827

Asset-Backed & Securitized - 3.1%
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 2.137% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)		$3,306,000	$3,258,648
Arbor Realty Trust, Inc., FLR, 1.591% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)		450,000	442,131
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.241% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)		900,000	850,113
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.745%, 4/15/2053 (i)		1,447,849	161,318
Benchmark Mortgage Trust, 2020-B18, “XA”, 1.919%, 7/15/2053 (i)		12,965,329	1,577,253
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)		695,867	703,886
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)		494,872	509,534
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		411,603	415,776
Commercial Mortgage Pass-Through Certificates, 2018-BNK10, “A5”, 3.688%, 2/15/2061		2,924,308	3,357,082
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063		486,818	497,074
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053		2,200,142	2,267,774
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050		3,000,000	3,374,344

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Asset-Backed & Securitized - continued
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.496% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)		$919,000	$910,188
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.917% (LIBOR -3mo. + 1.7%), 7/18/2031 (n)		2,560,000	2,468,741
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 1.243% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)		1,242,000	1,236,582
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.28% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)		600,000	592,720
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.99% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)		714,500	720,302

			$23,343,466
Automotive - 2.2%
Daimler AG, 0.75%, 9/10/2030	EUR	550,000	$677,757
Delphi Automotive PLC, 1.5%, 3/10/2025		1,200,000	1,509,776
Ferrari N.V., 1.5%, 5/27/2025		1,307,000	1,603,011
Fiat Chrysler Automobiles N.V., 3.875%, 1/05/2026		1,186,000	1,590,938
General Motors Co., 6.125%, 10/01/2025		$1,267,000	1,527,451
General Motors Financial Co., Inc., 2.35%, 9/03/2025	GBP	1,275,000	1,753,003
Hyundai Capital America, 6.375%, 4/08/2030 (n)		$2,025,000	2,643,124
Schaeffler AG, 2.75%, 10/12/2025	EUR	1,200,000	1,499,412
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/31/2164		1,400,000	1,745,140
Volkswagen International Finance N.V., 3.5% to 6/17/2025, FLR (EUR Swap Rate - 5yr. + 3.746%) to 6/17/2030, FLR (EUR Swap Rate - 5yr. + 3.996%) to 6/17/2045, FLR (EUR Swap Rate - 5yr. + 4.746%) to 12/31/2164		1,500,000	1,887,642

			$16,437,254
Broadcasting - 0.4%
Discovery, Inc., 4.125%, 5/15/2029		$648,000	$757,350
Netflix, Inc., 4.375%, 11/15/2026		815,000	903,631
Prosus N.V., 1.539%, 8/03/2028	EUR	400,000	490,166
Prosus N.V., 3.68%, 1/21/2030 (n)		$443,000	483,111
WPP Finance, 3.75%, 9/19/2024		583,000	641,731

			$3,275,989
Brokerage & Asset Managers - 0.7%
Deutsche Boerse AG, 1.25% to 6/17/2027, FLR (EUR Swap Rate - 5yr. + 1.681%) to 6/16/2047	EUR	100,000	$121,244
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048		800,000	1,055,672

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
Intercontinental Exchange, Inc., 3%, 9/15/2060		$1,396,000	$1,479,619
Low Income Investment Fund, 3.386%, 7/01/2026		310,000	330,483
Low Income Investment Fund, 3.711%, 7/01/2029		840,000	918,832
Raymond James Financial, 4.65%, 4/01/2030		1,161,000	1,428,069

			$5,333,919
Building - 1.1%
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)		$430,000	$482,546
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		783,000	979,107
Holcim Finance (Luxembourg) S.A., 0.5%, 4/23/2031	EUR	700,000	835,889
Holcim Finance (Luxembourg) S.A., 3%, 4/05/2050		1,325,000	1,642,609
Masco Corp., 2%, 10/01/2030		$2,797,000	2,837,749
Travis Perkins PLC, 3.75%, 2/17/2026	GBP	100,000	137,205
Vulcan Materials Co., 3.5%, 6/01/2030		$1,618,000	1,848,330

			$8,763,435
Business Services - 0.8%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	1,850,000	$2,184,352
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$435,000	478,804
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,136,000	1,264,543
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		1,688,000	1,906,074

			$5,833,773
Cable TV - 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$706,000	$984,469
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		532,000	635,264
Eutelsat S.A., 2.25%, 7/13/2027	EUR	1,200,000	1,538,462
Eutelsat S.A., 1.5%, 10/13/2028		800,000	964,086
SES S.A., 2%, 7/02/2028		774,000	985,900
Time Warner Cable, Inc., 4.5%, 9/15/2042		$356,000	410,702

			$5,518,883
Chemicals - 0.3%
LYB International Finance III, LLC, 4.2%, 5/01/2050		$931,000	$1,083,214
Sasol Financing (USA) LLC, 6.5%, 9/27/2028		650,000	673,075
SPCM S.A., 2.625%, 2/01/2029	EUR	645,000	784,050

			$2,540,339

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - 1.0%
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)		$626,000	$745,008
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		1,518,000	1,779,969
Microsoft Corp., 4.1%, 2/06/2037		1,170,000	1,537,513
Microsoft Corp., 2.525%, 6/01/2050		928,000	999,408
Microsoft Corp., 3.95%, 8/08/2056		496,000	682,820
Microsoft Corp., 2.675%, 6/01/2060		774,000	850,475
VeriSign, Inc., 4.75%, 7/15/2027		1,343,000	1,437,010

			$8,032,203
Computer Software - Systems - 0.6%
Apple, Inc., 4.5%, 2/23/2036		$2,575,000	$3,496,557
Capgemini SE, 2%, 4/15/2029	EUR	500,000	677,926
Capgemini SE, 1.125%, 6/23/2030		600,000	760,768

			$4,935,251
Conglomerates - 0.8%
Carrier Global Corp., 3.577%, 4/05/2050 (n)		$738,000	$833,601
General Electric Co., 0.875%, 5/17/2025	EUR	425,000	520,072
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,510,000	1,595,315
Roper Technologies, Inc., 4.2%, 9/15/2028		581,000	694,706
Roper Technologies, Inc., 2.95%, 9/15/2029		458,000	505,606
Roper Technologies, Inc., 2%, 6/30/2030		1,231,000	1,265,411
Thyssenkrupp AG, 2.875%, 2/22/2024	EUR	350,000	413,389

			$5,828,100
Consumer Products - 0.3%
International Design Group S.p.A., 6.5%, 11/15/2025	EUR	1,350,000	$1,634,502
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$467,000	520,590

			$2,155,092
Consumer Services - 0.6%
Adevinta ASA, 3%, 11/15/2027	EUR	100,000	$122,847
G4S International Finance PLC, 1.875%, 5/24/2025		178,000	216,913
Mastercard, Inc., 3.85%, 3/26/2050		$689,000	900,046
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2027 (n)		1,754,000	1,310,922
Visa, Inc., 4.15%, 12/14/2035		500,000	651,174
Visa, Inc., 4.3%, 12/14/2045		1,151,000	1,586,842

			$4,788,744
Containers - 0.2%
DS Smith PLC, 0.875%, 9/12/2026	EUR	1,000,000	$1,215,901

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Electrical Equipment - 0.2%
Telefonaktiebolaget LM Ericsson, 1.875%, 3/01/2024	EUR	1,050,000	$1,320,167

Electronics - 0.8%
ASML Holding N.V., 0.625%, 5/07/2029	EUR	254,000	$318,569
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$610,000	684,949
Broadcom, Inc., 4.25%, 4/15/2026		1,249,000	1,426,527
Broadcom, Inc., 4.15%, 11/15/2030		432,000	501,707
Infineon Technologies AG, 1.625%, 6/24/2029	EUR	1,200,000	1,556,383
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		$1,319,000	1,411,330

			$5,899,465
Emerging Market Quasi-Sovereign - 4.9%
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	1,050,000	$1,283,306
China Construction Bank Corp., Hong Kong Branch, 1.25%, 8/04/2025		$2,050,000	2,042,888
China Development Bank, 3.45%, 9/20/2029	CNY	164,400,000	24,467,208
Export-Import Bank of India, 3.375%, 8/05/2026		$1,000,000	1,074,210
Export-Import Bank of India, 3.875%, 2/01/2028		800,000	876,416
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		836,000	879,012
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		1,150,000	1,277,505
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		1,600,000	2,039,913
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,420,000	1,700,507
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027		1,523,000	1,694,937

			$37,335,902
Emerging Market Sovereign - 6.3%
Dominican Republic, 4.875%, 9/23/2032		$1,700,000	$1,819,000
Hellenic Republic (Republic of Greece), 3.875%, 3/12/2029	EUR	3,166,000	4,803,524
Hellenic Republic (Republic of Greece), 1.875%, 2/04/2035		2,250,000	3,042,401
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$2,984,000	3,603,210
Republic of Cote d’Ivoire, 6.875%, 10/17/2040	EUR	1,000,000	1,306,171
Republic of Croatia, 1.125%, 6/19/2029		2,360,000	2,941,694
Republic of Croatia, 1.5%, 6/17/2031		3,570,000	4,579,989
Republic of India, 5.77%, 8/03/2030	INR	275,800,000	3,684,720
Republic of Indonesia, 7%, 9/15/2030	IDR	53,100,000,000	3,983,252
Republic of Korea, 1.875%, 6/10/2029	KRW	3,357,000,000	3,091,355
Republic of Paraguay, 6.1%, 8/11/2044 (n)		$1,760,000	2,332,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Peru, 2.392%, 1/23/2026		$166,000	$174,715
Republic of South Africa, 8%, 1/31/2030	ZAR	92,300,000	5,592,938
State of Qatar, 4%, 3/14/2029 (n)		$907,000	1,070,732
State of Qatar, 4.4%, 4/16/2050		363,000	480,303
United Mexican States, 7.5%, 6/03/2027	MXN	66,500,000	3,684,568
United Mexican States, 2.659%, 5/24/2031		$913,000	913,813
United Mexican States, 3.771%, 5/24/2061		1,146,000	1,141,989

			$48,246,374
Energy - Independent - 0.5%
Noble Energy, Inc., 4.2%, 10/15/2049		$1,467,000	$1,844,884
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,700,000	1,863,390

			$3,708,274
Energy - Integrated - 0.7%
Eni S.p.A., 4%, 9/12/2023 (n)		$569,000	$619,173
Eni S.p.A., 4.25%, 5/09/2029 (n)		647,000	754,294
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167%) to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 12/31/2164	EUR	296,000	367,793
Exxon Mobil Corp., 1.408%, 6/26/2039		1,150,000	1,417,197
Galp Energia SGPS S.A., 2%, 1/15/2026		600,000	736,000
OMV AG, 0.75%, 6/16/2030		643,000	801,839
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 12/31/2164		300,000	369,306

			$5,065,602
Entertainment - 0.2%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028		$1,339,000	$1,181,772

Financial Institutions - 2.3%
Adler Group, Inc., 3.25%, 8/05/2025	EUR	1,300,000	$1,603,845
Adler Group, Inc., 2.75%, 11/13/2026		300,000	362,525
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		$3,256,000	3,370,394
Air Lease Corp., 3.125%, 12/01/2030		1,369,000	1,389,175
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		850,000	894,255
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)		1,085,000	1,157,297
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		1,336,000	1,383,109
CTP B.V., 0.625%, 11/27/2023	EUR	575,000	688,248
CTP B.V., 2.125%, 10/01/2025		1,525,000	1,901,592

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Financial Institutions - continued
EXOR N.V., 2.25%, 4/29/2030	EUR	1,950,000	$2,543,791
GE Capital International Funding Co., 3.373%, 11/15/2025		$1,728,000	1,895,765

			$17,189,996
Food & Beverages - 1.0%
Anheuser-Busch InBev S.A./N.V., 1.65%, 3/28/2031	EUR	560,000	$750,153
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$412,000	510,281
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		510,000	734,101
Bacardi Ltd., 5.15%, 5/15/2038 (n)		728,000	916,138
Constellation Brands, Inc., 4.25%, 5/01/2023		1,910,000	2,078,525
Constellation Brands, Inc., 4.75%, 12/01/2025		667,000	787,391
Constellation Brands, Inc., 3.15%, 8/01/2029		1,735,000	1,926,682

			$7,703,271
Forest & Paper Products - 0.1%
Mondi Finance Europe GmbH, 2.375%, 4/01/2028	EUR	700,000	$959,406

Gaming & Lodging - 0.2%
Accor S.A., 1.75%, 2/04/2026	EUR	1,300,000	$1,604,961

Healthcare Revenue - Hospitals - 0.1%
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		$1,040,000	$1,148,930

Industrial - 0.9%
CPI Property Group S.A., 2.75%, 5/12/2026	EUR	1,140,000	$1,445,301
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	500,000	667,260
CPI Property Group S.A., 4.875% to 11/16/2026, FLR (EUR Swap Rate - 5yr. + 5.733%) to 11/16/2031, FLR (EUR Swap Rate - 5yr. + 5.983%) to 11/16/2046, FLR (EUR Swap Rate - 5yr. + 6.733%) to 12/31/2164	EUR	1,200,000	1,465,428
Grainger PLC, 3%, 7/03/2030	GBP	357,000	508,362
Investor AB, 0.375%, 10/29/2035	EUR	350,000	416,974
Investor AB, 1.5%, 6/20/2039		320,000	453,582
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$1,894,000	1,949,193

			$6,906,100
Insurance - 0.9%
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046	EUR	800,000	$1,095,783
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		750,000	984,262

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - continued
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	1,189,000	$1,743,291
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050	EUR	500,000	617,007
Credit Agricole Assurances S.A., 2%, 7/17/2030		700,000	877,663
Munich Re Group, 1.25% to 5/26/2031, FLR (EURIBOR - 3mo. + 2.55%) to 5/26/2041		200,000	242,297
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR
(EURIBOR - 3mo. + 2.95%) to 9/17/2050		1,102,000	1,376,592

			$6,936,895
Insurance - Health - 0.3%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$1,944,000	$2,637,206

Insurance - Property & Casualty - 1.2%
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030		$1,075,000	$1,178,054
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		1,170,000	1,404,135
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		1,100,000	1,204,101
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030		1,369,000	1,462,607
Progressive Corp., 4.125%, 4/15/2047		1,261,000	1,685,841
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	450,000	612,123
Willis North America, Inc., 3.875%, 9/15/2049		$1,295,000	1,595,711

			$9,142,572
International Market Quasi-Sovereign - 1.2%
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.875%, 6/23/2039	EUR	406,000	$524,039
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 1.375%, 4/16/2040		233,000	326,882
Electricite de France S.A., 2.875% to 03/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 03/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 03/15/2047, FLR (EUR Swap Rate -5yr. + 4.373%) to 12/31/2164		1,800,000	2,239,341
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2164	GBP	1,000,000	1,534,997
Islandsbanki (Republic of Iceland), 1.125% to 1/19/2023, FLR (EUR Swap Rate - 1yr. + 0.75%) to 1/19/2024	EUR	1,380,000	1,664,240
La Banque Postale (Republic of France), 0.5% to 6/17/2025, FLR (EURIBOR - 3mo. + 0.88%) to 6/17/2026		800,000	966,130
La Banque Postale S.A., 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031		700,000	841,800
Ontario Teachers’ Finance Trust, 0.5%, 5/06/2025		690,000	849,144

			$8,946,573

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - 22.4%
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	1,805,000	$1,590,431
Commonwealth of Australia, 3.25%, 6/21/2039		3,844,000	3,594,216
Commonwealth of Australia, 1.75%, 6/21/2051		8,191,000	5,812,983
Federal Republic of Germany, 1.25%, 8/15/2048	EUR	1,705,000	2,871,271
Government of Bermuda, 2.375%, 8/20/2030 (n)		$508,000	527,304
Government of Canada, 1.25%, 6/01/2030	CAD	6,998,000	5,665,271
Government of Japan, 1.8%, 9/20/2030	JPY	729,700,000	8,198,850
Government of Japan, 1.8%, 6/20/2031		579,950,000	6,569,045
Government of Japan, 1.7%, 3/20/2032		647,300,000	7,317,404
Government of Japan, 2.4%, 3/20/2037		1,154,550,000	14,752,251
Government of Japan, 0.5%, 6/20/2038		749,600,000	7,376,667
Kingdom of Belgium, 1.45%, 6/22/2037	EUR	2,031,000	3,012,673
Kingdom of Spain, 1.25%, 10/31/2030 (n)		3,038,000	4,042,434
Kingdom of Spain, 1.85%, 7/30/2035		3,525,000	5,074,769
Kingdom of Spain, 1.2%, 10/31/2040 (n)		1,556,000	2,047,603
Kingdom of Sweden, 0.125%, 5/12/2031 (n)	SEK	15,970,000	1,881,599
Republic of France, 1.25%, 5/25/2036	EUR	3,092,000	4,444,650
Republic of France, 1.5%, 5/25/2050		4,906,000	7,814,339
Republic of France, 0.75%, 5/25/2052 (n)		2,443,836	3,254,358
Republic of Iceland, 0.625%, 6/03/2026		370,000	454,609
Republic of Iceland, 5%, 11/15/2028	ISK	815,980,000	6,987,022
Republic of Italy, 0.95%, 8/01/2030	EUR	13,012,000	16,121,482
Republic of Italy, 1.45%, 3/01/2036		7,472,000	9,494,083
Republic of New Zealand, 2.75%, 4/15/2037	NZD	4,051,000	3,444,947
Republic of Portugal, 2.25%, 4/18/2034	EUR	427,000	641,601
Republic of Portugal, 4.1%, 4/15/2037		1,961,000	3,697,228
United Kingdom Treasury, 0.875%, 10/22/2029	GBP	3,120,000	4,383,473
United Kingdom Treasury, 1.75%, 9/07/2037		16,246,000	25,243,987
United Kingdom Treasury, 1.75%, 1/22/2049		2,903,000	4,749,886

			$171,066,436
Leisure & Toys - 0.1%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	400,000	$478,440

Local Authorities - 1.0%
Province of Alberta, 0.5%, 4/16/2025	EUR	460,000	$566,883
Province of Alberta, 4.5%, 12/01/2040	CAD	760,000	800,572
Province of British Columbia, 2.2%, 6/18/2030		2,145,000	1,787,979
Province of British Columbia, 2.95%, 6/18/2050		765,000	715,885
Province of Ontario, 4.7%, 6/02/2037		3,445,000	3,735,572

			$7,606,891

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Machinery & Tools - 0.4%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$1,451,000	$1,485,829
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	1,496,000	1,590,243

			$3,076,072
Major Banks - 5.1%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$1,359,000	$1,375,502
Banco de Sabadell S.A., 2% to 1/17/2025, FLR (EUR Swap Rate - 5yr. + 2.2%) to 1/17/2030	EUR	1,500,000	1,708,758
Bank of America Corp., 3.5%, 4/19/2026		$3,425,000	3,876,087
Bankinter S.A., 0.875%, 7/08/2026	EUR	500,000	613,689
CaixaBank S.A., 0.375% to 11/18/2025, FLR (EURIBOR - 3mo. + 0.85%) to 11/18/2026		500,000	598,214
CaixaBank S.A., 2.75% to 7/14/2023, FLR (EUR Swap Rate -5yr. + 2.35%) to 7/14/2028		1,200,000	1,493,171
Credit Agricole S.A., 1.625% to 6/05/2025, FLR (EUR Swap Rate - 5yr. + 1.9%) to 6/05/2030		500,000	620,578
Credit Agricole S.A., 4% to 6/23/2028, FLR (EUR Swap Rate - 5yr. + 4.37%) to 12/31/2164		800,000	1,008,556
Credit Suisse Group AG, 2.25% to 6/09/2027, FLR (GBP Government Yield - 1yr. + 2.23%) to 6/09/2028	GBP	475,000	664,558
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030	EUR	900,000	1,073,404
Erste Group Bank AG, 1.625% to 9/08/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.1%) to 9/08/2031		200,000	246,622
Erste Group Bank AG, 3.375% to 4/15/2027, FLR (EUR Swap Rate - 5yr. + 3.433%) to 12/31/2164		1,000,000	1,110,994
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		$1,153,000	1,189,345
HSBC Holdings PLC, 4.375%, 11/23/2026		1,998,000	2,284,299
HSBC Holdings PLC, 6%, 11/22/2069		2,100,000	2,273,880
JPMorgan Chase & Co., 2.95%, 10/01/2026		2,455,000	2,724,296
JPMorgan Chase & Co., 3.54%, 5/01/2028		1,095,000	1,240,816
JPMorgan Chase & Co., 4.26%, 2/22/2048		550,000	724,879
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		1,812,000	1,851,064
Morgan Stanley, 3.125%, 7/27/2026		1,950,000	2,178,225
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		630,000	734,068
Royal Bank of Canada, 2.55%, 7/16/2024		3,027,000	3,234,609
Svenska Handelsbanken AB, 0.5%, 2/18/2030	EUR	1,200,000	1,469,510
UniCredit S.p.A., 1.25% to 6/16/2025, FLR (EURIBOR - 3mo. + 1.6%) to 6/16/2026		761,000	940,003

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027	EUR	1,199,000	$1,514,379
UniCredit S.p.A., 3.875% to 6/03/2027, FLR (EUR ICE Swap Rate - 5yr. + 4.081%) to 12/31/2164		2,200,000	2,338,734

			$39,088,240
Medical & Health Technology & Services - 1.5%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$656,000	$779,006
BayCare Health System, Inc., 3.831%, 11/15/2050		1,187,000	1,470,367
Cigna Corp., 4.125%, 11/15/2025		926,000	1,065,557
HCA, Inc., 5.25%, 6/15/2026		1,244,000	1,468,201
HCA, Inc., 5.125%, 6/15/2039		539,000	693,511
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025		1,369,000	1,517,352
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		1,051,000	1,394,105
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		760,000	814,768
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,500,000	1,430,272
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		675,000	964,286

			$11,597,425
Medical Equipment - 0.3%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	750,000	$973,978
Boston Scientific Corp., 0.625%, 12/01/2027		660,000	794,522
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		720,000	874,877

			$2,643,377
Metals & Mining - 0.4%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$1,304,000	$1,641,624
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	900,000	1,095,101

			$2,736,725
Midstream - 1.1%
Enbridge, Inc., 5.375% to 9/27/2027, FLR (CIDOR - 3mo. + 3.25%) to 9/27/2047, FLR (CIDOR - 3mo. + 4%) to 9/27/2077	CAD	1,400,000	$1,088,415
Enterprise Products Partners LP, 3.125%, 7/31/2029		$1,109,000	1,230,708
MPLX LP, 4.5%, 4/15/2038		1,144,000	1,268,933
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		1,010,000	1,036,025
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		1,250,000	1,447,596
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		792,000	888,457
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)		1,093,000	1,280,854

			$8,240,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Miscellaneous Revenue - Other - 0.4%
State of Florida, “A”, 2.154%, 7/01/2030	$3,042,000	$3,171,985

Mortgage-Backed - 9.9%
Fannie Mae, 2.77%, 3/01/2022	$329,672	$335,474
Fannie Mae, 5%, 8/01/2040	540,852	628,796
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	4,211,583	4,605,871
Fannie Mae, 4.5%, 2/01/2041 - 2/01/2046	5,331,398	5,965,821
Fannie Mae, 3.5%, 9/01/2045 - 5/01/2049	1,550,806	1,674,417
Fannie Mae, 2.5%, 3/01/2050 - 12/01/2050	1,163,119	1,235,583
Fannie Mae, 3%, 7/01/2050 - 9/01/2050	1,842,801	1,932,706
Fannie Mae, TBA, 1.5%, 12/01/2035 - 1/01/2051	975,000	997,138
Fannie Mae, TBA, 2%, 12/01/2035 - 2/01/2051	3,675,000	3,816,025
Fannie Mae, TBA, 2.5%, 12/01/2035 - 1/01/2051	2,945,000	3,075,729
Fannie Mae, TBA, 3%, 12/01/2035 - 1/01/2051	7,225,000	7,553,386
Fannie Mae, TBA, 3.5%, 12/01/2050 - 1/01/2051	5,034,252	5,314,461
Fannie Mae, TBA, 4%, 12/01/2050 - 1/01/2051	1,200,000	1,281,051
Freddie Mac, 0.324%, 9/25/2026 (i)	62,189,000	798,445
Freddie Mac, 1.481%, 3/25/2027 (i)	1,517,000	119,441
Freddie Mac, 3.35%, 1/25/2028	4,542,000	5,246,880
Freddie Mac, 0.427%, 2/25/2028 (i)	46,151,000	1,034,701
Freddie Mac, 0.248%, 4/25/2028 (i)	46,683,000	493,621
Freddie Mac, 3.9%, 4/25/2028	4,920,000	5,878,629
Freddie Mac, 0.252%, 5/25/2028 (i)	47,225,000	536,386
Freddie Mac, 1.915%, 4/25/2030 (i)	2,395,024	360,303
Freddie Mac, 1.985%, 4/25/2030 (i)	2,589,254	403,152
Freddie Mac, 1.766%, 5/25/2030 (i)	3,408,930	479,795
Freddie Mac, 1.905%, 5/25/2030 (i)	7,523,890	1,133,945
Freddie Mac, 1.436%, 6/25/2030 (i)	3,170,959	363,529
Freddie Mac, 1.704%, 8/25/2030 (i)	2,931,170	403,210
Freddie Mac, 1.263%, 9/25/2030 (i)	1,901,519	194,737
Freddie Mac, 3.424%, 4/25/2032	1,813,000	2,130,018
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	1,220,633	1,367,513
Freddie Mac, 5%, 7/01/2041	735,997	854,535
Freddie Mac, 4%, 4/01/2044	62,312	68,499
Freddie Mac, 3%, 5/01/2050 - 6/01/2050	568,533	613,330
Ginnie Mae, 3%, 8/20/2050 - 9/20/2050	3,421,669	3,597,037
Ginnie Mae, 2.5%, 11/20/2050 - 12/20/2050	1,200,000	1,264,624
Ginnie Mae, TBA, 2%, 12/01/2050	1,750,000	1,830,810
Ginnie Mae, TBA, 2.5%, 12/01/2050 - 2/01/2051	900,000	947,191
Ginnie Mae, TBA, 3.5%, 12/01/2050 - 1/01/2051	3,675,000	3,881,477
Ginnie Mae, TBA, 4%, 12/01/2050	2,000,000	2,125,312
Ginnie Mae, TBA, 3%, 1/01/2051	550,000	574,256

		$75,117,834

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Municipals - 0.3%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$90,000	$92,565
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029		890,000	1,113,568
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028		1,017,000	1,159,644

			$2,365,777
Natural Gas - Distribution - 0.2%
NiSource, Inc., 2.95%, 9/01/2029		$1,406,000	$1,547,827

Natural Gas - Pipeline - 0.1%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$824,000	$1,029,417

Network & Telecom - 0.3%
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	640,000	$791,232
Verizon Communications, Inc., 4%, 3/22/2050		$1,269,000	1,587,655

			$2,378,887
Oil Services - 0.1%
Halliburton Co., 5%, 11/15/2045		$767,000	$868,441

Oils - 0.7%
Neste Oyj, 1.5%, 6/07/2024	EUR	900,000	$1,108,346
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025		$1,134,000	664,808
Phillips 66, 4.875%, 11/15/2044		1,722,000	2,177,255
Valero Energy Corp., 2.85%, 4/15/2025		1,315,000	1,381,811

			$5,332,220
Other Banks & Diversified Financials - 2.6%
Alpha Bank AE, 4.25% to 2/13/2025, FLR (EUR Swap Rate -5yr. + 4.504%) to 2/13/2030	EUR	1,360,000	$1,472,215
Banca Monte Dei Paschi, 2.625%, 4/28/2025		1,300,000	1,600,464
Belfius Bank S.A. , 0.375%, 9/02/2025		700,000	840,663
Deutsche Bank AG, 2.625%, 12/16/2024	GBP	900,000	1,253,708
Deutsche Bank AG, 1% to 11/19/2024, FLR (EURIBOR - 3mo. + 1.6%) to 11/19/2025	EUR	500,000	602,103
Deutsche Bank AG, 1.375% to 9/03/2025, FLR (EURIBOR -3mo. + 1.85%) to 9/03/2026		1,000,000	1,219,968
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$1,100,000	1,239,026
Groupe BPCE S.A., 1.375%, 12/23/2026	GBP	900,000	1,238,347
ING Groep N.V., 2.125% to 5/26/2026, FLR (EUR Swap Rate - 5yr. + 2.4%) to 5/26/2031	EUR	500,000	634,925

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Intesa Sanpaolo S.p.A., 2.125%, 5/26/2025	EUR	1,087,000	$1,402,656
Intesa Sanpaolo S.p.A., 2.5%, 1/15/2030	GBP	700,000	974,850
Intesa Sanpaolo S.p.A., 4.125%, 2/27/2070	EUR	800,000	873,779
Macquarie Group Ltd., 0.35%, 3/03/2028		875,000	1,043,556
Rabobank Nederland N.V., 3.25% to 12/29/2026, FLR (EUR Swap Rate - 5yr. + 3.7%) to 12/31/2164		600,000	715,750
Rabobank Nederland N.V., 4.625% to 12/29/2025, FLR (EUR Swap Rate - 5yr. + 4.098%) to 12/31/2164		800,000	1,032,392
UBS AG, 5.125%, 5/15/2024		$1,560,000	1,716,000
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	1,200,000	1,680,729

			$19,541,131
Printing & Publishing - 0.4%
Informa PLC, 3.125%, 7/05/2026	GBP	1,250,000	$1,752,539
Informa PLC, 1.25%, 4/22/2028	EUR	950,000	1,123,602

			$2,876,141
Real Estate - Apartment - 0.2%
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.25% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)		$647,000	$646,994
Mid-America Apartment Communities, 1.7%, 2/15/2031		1,154,000	1,146,417

			$1,793,411
Real Estate - Office - 0.3%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033		$871,000	$859,548
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		618,000	655,493
Corporate Office Property LP, 2.25%, 3/15/2026		841,000	859,849

			$2,374,890
Real Estate - Other - 0.5%
Lexington Realty Trust Co., 2.7%, 9/15/2030		$1,069,000	$1,106,781
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	800,000	1,021,270
W.P. Carey, Inc., 2.4%, 2/01/2031		$1,634,000	1,668,834

			$3,796,885
Real Estate - Retail - 1.3%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$1,329,000	$1,497,972
Realty Income Corp., REIT, 3.25%, 1/15/2031		1,123,000	1,268,930
Regency Centers Corp., 3.7%, 6/15/2030		1,638,000	1,830,265
STORE Capital Corp., 2.75%, 11/18/2030		1,928,000	1,947,822
Unibail-Rodamco, REIT, 2.125% to 10/25/2023, FLR (EUR Swap Rate - 5yr. + 1.675%) to 10/25/2028, FLR (EUR Swap Rate - 5yr. + 1.925%) to, 10/25/2043 FLR (EUR Swap Rate -5yr. + 2.675%) to 12/31/2164	EUR	1,700,000	1,885,896

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Retail - continued
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028		$419,000	$453,837
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029		1,207,000	1,268,665

			$10,153,387
Retailers - 0.8%
Best Buy Co., Inc., 1.95%, 10/01/2030		$1,668,000	$1,669,387
Home Depot, Inc., 2.125%, 9/15/2026		3,000,000	3,222,205
Home Depot, Inc., 4.875%, 2/15/2044		1,132,000	1,608,696

			$6,500,288
Supermarkets - 0.4%
Auchan Holding S.A., 2.875%, 1/29/2026	EUR	500,000	$660,877
Auchan Holding S.A., 3.25%, 7/23/2027		500,000	685,109
Casino Guichard Perrachon S.A., 3.561% to 1/31/2019, FLR (EUR Swap Rate - 1yr. + 3.819%) to 1/31/39, (EUR Swap Rate - 1yr. + 6.569%) to 12/31/2164		1,600,000	789,518
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	776,000	658,109

			$2,793,613
Supranational - 1.0%
Corporacion Andina de Fomento, 1.625%, 6/03/2025	EUR	1,150,000	$1,450,106
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$1,090,000	1,102,874
European Union, 0%, 7/04/2035	EUR	1,030,000	1,262,138
European Union, 0.3%, 11/04/2050		960,000	1,234,919
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	590,000	508,287
West African Development Bank, 4.7%, 10/22/2031		$1,789,000	1,918,702

			$7,477,026
Telecommunications - Wireless - 0.8%
American Tower Corp., REIT, 5%, 2/15/2024		$1,500,000	$1,701,235
American Tower Corp., REIT, 0.5%, 1/15/2028	EUR	975,000	1,168,695
American Tower Corp., REIT, 3.8%, 8/15/2029		$1,108,000	1,280,980
Crown Castle International Corp., 1.35%, 7/15/2025		558,000	566,988
Crown Castle International Corp., 3.7%, 6/15/2026		508,000	570,847
Rogers Communications, Inc., 3.7%, 11/15/2049		612,000	730,197

			$6,018,942
Telephone Services - 0.1%
Iliad S.A., 2.375%, 6/17/2026	EUR	500,000	$614,251

Tobacco - 0.3%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	896,000	$1,220,137
B.A.T. Netherlands Finance B.V., 2.375%, 10/07/2024	EUR	862,000	1,113,868

			$2,334,005

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Transportation - Services - 0.6%
Abertis Infraestructuras S.A., 3.375%, 11/27/2026	GBP	1,200,000	$1,740,561
Abertis Infraestructuras S.A., 3.248% to 2/24/2026, FLR (EUR Swap Rate - 5yr. + 3.694%) to 2/24/2031, FLR (EUR Swap Rate - 5yr. + 3.944%) to 2/24/2046, FLR (EUR Swap Rate - 5yr. + 4.694%) to 12/31/2164	EUR	200,000	242,745
Transurban Finance Co., 1.75%, 3/29/2028		546,000	721,228
Vinci S.A., 3.75%, 4/10/2029 (n)		$1,394,000	1,643,671

			$4,348,205
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 2.22%, 3/01/2033		$464,680	$481,698

U.S. Treasury Obligations - 4.5%
U.S. Treasury Bonds, 3.5%, 2/15/2039		$470,000	$647,113
U.S. Treasury Bonds, 2.25%, 8/15/2049		585,800	681,038
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		6,109,000	7,288,801
U.S. Treasury Notes, 2.375%, 5/15/2029		8,353,100	9,477,505
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		17,012,000	16,326,204

			$34,420,661
Universities - Colleges - 0.3%
Missouri Health & Educational Facilities Authority, Taxable Education Facilities Rev. (Washington University of St. Louis), “A”, 3.229%, 5/15/2050		$1,715,000	$1,974,411

Utilities - Electric Power - 2.5%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$894,000	$978,930
American Electric Power Co., Inc., 2.3%, 3/01/2030		665,000	693,345
AusNet Services Holdings Pty Ltd., 0.625%, 8/25/2030	EUR	800,000	991,356
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		$743,000	846,847
Enel S.p.A., 8.75% to 9/24/2023, FLR (Swap Rate - 5yr. + 5.88%) to 9/24/2043, FLR (Swap Rate - 5yr. + 6.63%) to 9/24/2073 (n)		1,000,000	1,173,000
Enel S.p.A., 6.625% to 9/15/2021, FLR (GBP Swap Rate - 5yr. + 4.089%) to 9/15/26, FLR (GBP Swap Rate - 5yr. + 4.339%) to 9/15/2041, FLR (GBP Swap Rate - 5yr. + 5.089%) to 9/15/2076	GBP	390,000	540,076
Enel S.p.A., 2.25% to 03/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%), to 03/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%), to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 12/31/2164	EUR	200,000	247,420
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		$1,920,000	2,112,255
Evergy, Inc., 2.9%, 9/15/2029		1,575,000	1,711,237

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Utilities - Electric Power - continued
FirstEnergy Corp., 2.65%, 3/01/2030		$1,349,000	$1,331,216
Georgia Power Co., 3.7%, 1/30/2050		1,407,000	1,701,602
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		719,000	787,305
Southern California Edison Co.’s First & Refunding Mortgage Bonds, 3.65%, 2/01/2050		598,000	695,598
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,649,000	1,887,966
Virginia Electric & Power Co., 2.875%, 7/15/2029		793,000	888,358
WEC Energy Group, Inc., 1.8%, 10/15/2030		2,606,000	2,612,937

			$19,199,448
Utilities - Water - 0.0%
Severn Trent Unilities Finance PLC, 2%, 6/02/2040	GBP	158,000	$222,558
Total Bonds (Identified Cost, $693,478,942)			$737,284,435

Investment Companies (h) - 6.5%
Money Market Funds - 6.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $49,377,024)		49,377,293	$49,377,293

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.1%
Market Index Securities - 0.1%
U.S. Treasury 10 yr - Interest Rate Swap – Fund pays 1.75%, Fund receives FLR (3-month LIBOR) September 2022 (Premiums Paid, $666,050)	Put	Merrill Lynch International	$77,000,000	$77,000,000	$783,374

Other Assets, Less Liabilities - (3.3)%					(25,128,022)
Net Assets - 100.0%					$762,317,080

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $49,377,293 and $738,067,809, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $67,289,956, representing 8.8% of net assets.

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.99% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/2020	$714,500	$720,302
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
CIDOR	Canada Three Month Interbank Rate
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Portfolio of Investments – continued

PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 11/30/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	1,029,000	USD	746,437	Citibank N.A.	1/15/2021	$9,265
AUD	1,657,228	USD	1,211,094	Goldman Sachs International	1/15/2021	5,982
AUD	1,287,597	USD	940,725	Merrill Lynch International	1/15/2021	4,892
CAD	5,173,861	USD	3,950,880	Barclays Bank PLC	1/15/2021	34,290
CAD	11,775,887	USD	8,923,288	JPMorgan Chase Bank N.A.	1/15/2021	147,097
CHF	3,297,000	USD	3,601,830	Merrill Lynch International	1/15/2021	32,809
CLP	278,537,000	USD	358,501	JPMorgan Chase Bank N.A.	1/28/2021	7,478
CNH	9,300,000	USD	1,384,948	Goldman Sachs International	1/15/2021	22,785
CNH	193,300,000	USD	28,596,606	HSBC Bank	1/15/2021	663,053
CNH	4,974,000	USD	752,522	State Street Bank Corp.	1/15/2021	388
COP	2,783,543,000	USD	743,666	Citibank N.A.	3/10/2021	27,100
CZK	16,301,000	USD	705,150	Morgan Stanley Capital Services, Inc.	1/15/2021	36,166
DKK	9,755,512	USD	1,543,470	JPMorgan Chase Bank N.A.	1/15/2021	22,028
EUR	226,340	USD	269,218	Brown Brothers Harriman	1/15/2021	1,164
EUR	19,615,599	USD	23,181,486	Citibank N.A.	1/15/2021	250,994
EUR	615,028	USD	731,658	Credit Suisse Group	1/15/2021	3,044
EUR	2,648,227	USD	3,142,908	JPMorgan Chase Bank N.A.	1/15/2021	20,623
EUR	3,921,770	USD	4,656,087	Merrill Lynch International	1/15/2021	28,797
EUR	103,444	USD	122,714	State Street Bank Corp.	1/15/2021	859
GBP	672,000	USD	869,594	Goldman Sachs International	1/15/2021	26,896
GBP	233,600	USD	310,486	JPMorgan Chase Bank N.A.	1/15/2021	1,151
GBP	394,000	USD	525,327	State Street Bank Corp.	1/15/2021	294
ILS	3,267,000	USD	964,575	Morgan Stanley Capital Services, Inc.	1/15/2021	23,346
JPY	7,678,627,760	USD	72,565,334	JPMorgan Chase Bank N.A.	1/15/2021	1,057,764
JPY	86,912,000	USD	831,417	State Street Bank Corp.	1/15/2021	1,900
KRW	10,323,198,300	USD	9,094,469	Barclays Bank PLC	2/04/2021	232,066
MXN	154,683,875	USD	7,190,051	JPMorgan Chase Bank N.A.	1/15/2021	426,545
NOK	138,335,095	USD	15,052,785	HSBC Bank	1/15/2021	501,410
NZD	15,981,000	USD	10,715,936	Citibank N.A.	1/15/2021	490,815
NZD	11,891,551	USD	8,208,347	Goldman Sachs International	1/15/2021	130,658

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NZD	11,795,000	USD	8,113,943	JPMorgan Chase Bank N.A.	1/15/2021	$157,356
NZD	1,850,851	USD	1,297,506	UBS AG	1/15/2021	412
PLN	5,341,000	USD	1,398,176	Morgan Stanley Capital Services, Inc.	1/15/2021	25,368
SEK	96,780,000	USD	10,987,239	Merrill Lynch International	1/15/2021	308,698
SGD	1,660,000	USD	1,221,808	State Street Bank Corp.	1/15/2021	15,967
TOF	65,184,000	USD	2,151,997	JPMorgan Chase Bank N.A.	1/20/2021	41
TRY	16,000,000	USD	2,005,047	UBS AG	1/15/2021	6,633
USD	378,845	EUR	316,561	Citibank N.A.	1/15/2021	686
USD	7,594,310	EUR	6,350,000	HSBC Bank	1/15/2021	8,702
USD	2,864,834	GBP	2,143,529	Citibank N.A.	1/15/2021	5,231
USD	156,903	GBP	117,143	JPMorgan Chase Bank N.A.	1/15/2021	626
USD	142,635	RUB	11,000,000	Goldman Sachs International	3/24/2021	147

						$4,741,526

Liability Derivatives
AUD	4,621,949	USD	3,402,716	Goldman Sachs International	1/15/2021	$(8,336)
EUR	6,511,000	USD	7,809,235	NatWest Markets PLC	1/15/2021	(31,298)
GBP	658,982	USD	880,090	Merrill Lynch International	1/15/2021	(966)
IDR	52,925,329,000	USD	3,745,070	JPMorgan Chase Bank N.A.	1/19/2021	(14,946)
JPY	105,000,000	USD	1,012,988	Barclays Bank PLC	1/15/2021	(6,242)
RUB	101,734,000	USD	1,319,165	Goldman Sachs International	3/24/2021	(1,360)
TRY	3,556,000	USD	462,268	Citibank N.A.	1/15/2021	(15,172)
TRY	17,499,000	USD	2,197,237	Credit Suisse Group	1/25/2021	(4,815)
TRY	5,145,000	USD	668,787	JPMorgan Chase Bank N.A.	1/15/2021	(21,905)
TRY	2,800,000	USD	358,744	UBS AG	1/25/2021	(7,937)
USD	17,963,771	AUD	25,109,979	Goldman Sachs International	1/15/2021	(477,115)
USD	13,050	AUD	18,520	UBS AG	1/15/2021	(551)
USD	11,053,861	CAD	14,551,823	Barclays Bank PLC	1/15/2021	(154,691)
USD	1,101,514	CAD	1,432,036	Citibank N.A.	1/15/2021	(1,513)
USD	2,807,351	CAD	3,737,739	State Street Bank Corp.	1/15/2021	(71,645)
USD	3,266,551	CNH	21,964,000	Citibank N.A.	1/15/2021	(58,121)
USD	37,259,243	EUR	31,514,023	Citibank N.A.	1/15/2021	(386,904)
USD	1,406,699	EUR	1,200,000	HSBC Bank	1/15/2021	(26,802)
USD	1,032,146	EUR	869,683	JPMorgan Chase Bank N.A.	1/15/2021	(6,763)
USD	350,529	EUR	295,938	Merrill Lynch International	1/15/2021	(2,994)
USD	237,618	EUR	200,000	Morgan Stanley Capital
				Services, Inc.	1/15/2021	(1,299)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	2,595,640	EUR	2,186,802	State Street Bank Corp.	1/15/2021	$(16,678)
USD	1,240,102	GBP	934,063	Barclays Bank PLC	1/15/2021	(5,997)
USD	862,873	GBP	664,000	Citibank N.A.	1/15/2021	(22,945)
USD	2,932,508	GBP	2,200,000	Goldman Sachs International	1/15/2021	(2,431)
USD	13,570,181	GBP	10,425,333	JPMorgan Chase Bank N.A.	1/15/2021	(337,873)
USD	181,385	GBP	137,363	State Street Bank Corp.	1/15/2021	(1,867)
USD	1,713,931	GBP	1,302,698	UBS AG	1/15/2021	(23,951)
USD	1,495,663	IDR	22,236,019,300	JPMorgan Chase Bank N.A.	1/19/2021	(71,510)
USD	1,465,615	JPY	154,317,800	JPMorgan Chase Bank N.A.	1/15/2021	(13,992)
USD	3,589,053	KRW	4,000,000,000	Citibank N.A.	2/04/2021	(24,763)
USD	3,334,655	NOK	30,500,000	HSBC Bank	1/15/2021	(94,720)
USD	3,341,384	NOK	32,000,000	JPMorgan Chase Bank N.A.	1/15/2021	(256,649)
USD	10,693,979	NZD	16,051,000	Citibank N.A.	1/15/2021	(561,860)
USD	7,147,314	NZD	10,729,000	Goldman Sachs International	1/15/2021	(376,447)
USD	3,694,299	NZD	5,547,129	JPMorgan Chase Bank N.A.	1/15/2021	(195,651)
USD	820,643	NZD	1,211,117	UBS AG	1/15/2021	(28,658)
USD	9,487,674	SEK	84,042,443	Merrill Lynch International	1/15/2021	(321,565)
USD	3,644,398	TWD	104,904,000	JPMorgan Chase Bank N.A.	12/28/2020	(36,994)
USD	5,073,231	ZAR	84,938,228	State Street Bank Corp.	1/15/2021	(378,492)

						$(4,074,418)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Buxl 30 yr	Long	EUR	12	$3,242,453	December - 2020	$8,833
U.S. Treasury Note 2 yr	Long	USD	11	2,429,367	March - 2021	648

						$9,481

Portfolio of Investments – continued

Futures Contracts – continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	374	$60,405,447	December - 2020	$(116,903)
Euro-Bund 10 yr	Short	EUR	159	33,238,467	December - 2020	(252,639)
Long Gilt 10 yr	Short	GBP	16	2,862,326	March - 2021	(695)
U.S. Treasury Bond	Short	USD	84	11,606,438	March - 2021	(29,838)
U.S. Treasury Note 10 yr	Short	USD	220	34,567,500	March - 2021	(141,318)
U.S. Treasury Note 5 yr	Short	USD	594	74,862,563	March - 2021	(100,640)
U.S. Treasury Ultra Note 10 yr	Short	USD	36	7,777,125	March - 2021	(45,838)

						$(687,871)

At November 30, 2020, the fund had cash collateral of $990,000 and other liquid securities with an aggregate value of $2,537,761 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $694,144,992)	$738,067,809
Investments in affiliated issuers, at value (identified cost, $49,377,024)	49,377,293
Foreign currency, at value (identified cost, $884,093)	884,093
Restricted cash for
Forward foreign currency exchange contracts	990,000
Receivables for
Forward foreign currency exchange contracts	4,741,526
Net daily variation margin on open futures contracts	67,616
Investments sold	2,391,168
TBA sale commitments	16,578,107
Fund shares sold	943,432
Interest	5,065,122
Other assets	107
Total assets	$819,106,273

Liabilities
Payable to custodian	$107,358
Payables for
Distributions	1,477
Forward foreign currency exchange contracts	4,074,418
Investments purchased	4,328,814
TBA purchase commitments	47,918,012
Fund shares reacquired	38,593
Payable to affiliates
Investment adviser	22,515
Administrative services fee	1,176
Shareholder servicing costs	184,583
Distribution and service fees	824
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	111,420
Total liabilities	$56,789,193
Net assets	$762,317,080

Net assets consist of
Paid-in capital	$703,001,555
Total distributable earnings (loss)	59,315,525
Net assets	$762,317,080
Shares of beneficial interest outstanding	78,056,657

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$19,933,819	2,030,231	$9.82
Class B	373,114	38,203	9.77
Class C	1,352,945	138,522	9.77
Class I	9,731,384	995,533	9.78
Class R1	494,041	50,571	9.77
Class R2	621,393	63,621	9.77
Class R3	509,515	52,159	9.77
Class R4	557,427	57,057	9.77
Class R6	728,743,442	74,630,760	9.76

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.26 [100 / 95.75 x $9.82]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$14,484,618
Dividends from affiliated issuers	249,345
Other	35,920
Foreign taxes withheld	(54,123)
Total investment income	$14,715,760
Expenses
Management fee	$4,069,142
Distribution and service fees	74,296
Shareholder servicing costs	687,810
Administrative services fee	100,539
Independent Trustees’ compensation	14,628
Custodian fee	105,581
Shareholder communications	26,754
Audit and tax fees	73,626
Legal fees	5,955
Miscellaneous	188,091
Total expenses	$5,346,422
Fees paid indirectly	(11,423)
Reduction of expenses by investment adviser and distributor	(412,800)
Net expenses	$4,922,199
Net investment income (loss)	$9,793,561

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$27,332,805
Affiliated issuers	(3,782)
Written options	36,982
Futures contracts	(6,884,112)
Swap agreements	2,796,479
Forward foreign currency exchange contracts	(579,537)
Foreign currency	(373,147)
Net realized gain (loss)	$22,325,688
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$29,092,196
Affiliated issuers	(1,526)
Written options	(4,743)
Futures contracts	(2,085,696)
Swap agreements	(13,776)
Forward foreign currency exchange contracts	2,960,802
Translation of assets and liabilities in foreign currencies	73,890
Net unrealized gain (loss)	$30,021,147
Net realized and unrealized gain (loss)	$52,346,835
Change in net assets from operations	$62,140,396

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/20	11/30/19
Change in net assets

From operations
Net investment income (loss)	$9,793,561	$13,315,595
Net realized gain (loss)	22,325,688	13,459,410
Net unrealized gain (loss)	30,021,147	33,954,681
Change in net assets from operations	$62,140,396	$60,729,686
Total distributions to shareholders	$(13,008,507)	$(13,483,333)
Change in net assets from fund share transactions	$61,709,862	$(15,963,485)
Total change in net assets	$110,841,751	$31,282,868

Net assets
At beginning of period	651,475,329	620,192,461
At end of period	$762,317,080	$651,475,329

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.11	$8.44	$8.97	$8.53		$8.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.16	$0.15	$0.12		$0.13
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.44		0.14
Total from investment operations	$0.85	$0.83	$(0.37)	$0.56		$0.27

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)	$(0.16)	$(0.12)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.11)
Total distributions declared to shareholders	$(0.14)	$(0.16)	$(0.16)	$(0.12)		$(0.12)
Net asset value, end of period (x)	$9.82	$9.11	$8.44	$8.97		$8.53
Total return (%) (r)(s)(t)(x)	9.55	9.91	(4.16)	6.60		3.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.13	1.13	1.16		1.18
Expenses after expense reductions (f)	1.04	1.05	1.05	1.05		1.05
Net investment income (loss)	1.13	1.78	1.72	1.40		1.45
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$19,934	$16,487	$14,062	$12,104		$12,306

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.40	$8.92	$8.48		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.08	$0.06		$0.06
Net realized and unrealized gain (loss)	0.74	0.67	(0.51)	0.43		0.13
Total from investment operations	$0.78	$0.76	$(0.43)	$0.49		$0.19

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.09)	$(0.05)		$—
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.05)
Total distributions declared to shareholders	$(0.07)	$(0.10)	$(0.09)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$9.77	$9.06	$8.40	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	8.78	9.01	(4.80)	5.84		2.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.88	1.89	1.92		1.94
Expenses after expense reductions (f)	1.79	1.80	1.80	1.80		1.80
Net investment income (loss)	0.42	1.04	0.97	0.66		0.72
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$373	$605	$712	$956		$1,103

Class C	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.40	$8.92	$8.48		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.09	$0.06		$0.06
Net realized and unrealized gain (loss)	0.74	0.67	(0.52)	0.43		0.13
Total from investment operations	$0.78	$0.76	$(0.43)	$0.49		$0.19

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.09)	$(0.05)		$—
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.05)
Total distributions declared to shareholders	$(0.07)	$(0.10)	$(0.09)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$9.77	$9.06	$8.40	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	8.78	9.01	(4.80)	5.84		2.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.88	1.88	1.92		1.94
Expenses after expense reductions (f)	1.79	1.80	1.80	1.80		1.80
Net investment income (loss)	0.44	1.04	0.97	0.66		0.71
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$1,353	$2,229	$2,332	$2,086		$2,192

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.41	$8.93	$8.48		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.18	$0.17	$0.14		$0.15
Net realized and unrealized gain (loss)	0.76	0.66	(0.51)	0.45		0.13
Total from investment operations	$0.88	$0.84	$(0.34)	$0.59		$0.28

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.18)	$(0.14)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.13)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.18)	$(0.14)		$(0.14)
Net asset value, end of period (x)	$9.78	$9.07	$8.41	$8.93		$8.48
Total return (%) (r)(s)(t)(x)	9.86	10.09	(3.83)	7.02		3.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.88	0.89	0.92		0.91
Expenses after expense reductions (f)	0.79	0.80	0.80	0.80		0.80
Net investment income (loss)	1.30	2.05	1.98	1.64		1.69
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$9,731	$862	$1,160	$1,521		$3,151

Class R1	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.40	$8.93	$8.48		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.09	$0.09	$0.06		$0.06
Net realized and unrealized gain (loss)	0.75	0.68	(0.53)	0.44		0.13
Total from investment operations	$0.78	$0.77	$(0.44)	$0.50		$0.19

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.09)	$(0.05)		$—
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.05)
Total distributions declared to shareholders	$(0.08)	$(0.10)	$(0.09)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$9.77	$9.07	$8.40	$8.93		$8.48
Total return (%) (r)(s)(t)(x)	8.66	9.13	(4.90)	5.96		2.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.88	1.88	1.92		1.94
Expenses after expense reductions (f)	1.79	1.80	1.80	1.80		1.80
Net investment income (loss)	0.33	1.03	0.99	0.66		0.71
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$494	$243	$214	$75		$69

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.39	$8.92	$8.48		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.14	$0.13	$0.10		$0.11
Net realized and unrealized gain (loss)	0.76	0.67	(0.52)	0.44		0.13
Total from investment operations	$0.83	$0.81	$(0.39)	$0.54		$0.24

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.14)	$(0.14)	$(0.10)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.12)	$(0.14)	$(0.14)	$(0.10)		$(0.10)
Net asset value, end of period (x)	$9.77	$9.06	$8.39	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	9.32	9.68	(4.43)	6.37		2.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.38	1.39	1.41		1.44
Expenses after expense reductions (f)	1.29	1.30	1.30	1.30		1.30
Net investment income (loss)	0.79	1.53	1.47	1.14		1.22
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$621	$240	$208	$268		$69

Class R3	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.40	$8.93	$8.49		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.16	$0.15	$0.12		$0.13
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.44		0.14
Total from investment operations	$0.85	$0.83	$(0.37)	$0.56		$0.27

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.16)	$(0.12)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.11)
Total distributions declared to shareholders	$(0.15)	$(0.16)	$(0.16)	$(0.12)		$(0.12)
Net asset value, end of period (x)	$9.77	$9.07	$8.40	$8.93		$8.49
Total return (%) (r)(s)(t)(x)	9.47	9.94	(4.18)	6.63		3.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.13	1.14	1.16		1.19
Expenses after expense reductions (f)	1.04	1.05	1.05	1.05		1.05
Net investment income (loss)	1.02	1.80	1.73	1.41		1.46
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$510	$60	$71	$88		$82

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.07	$8.40	$8.93	$8.49		$8.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.18	$0.17	$0.14		$0.15
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.44		0.14
Total from investment operations	$0.87	$0.85	$(0.35)	$0.58		$0.29

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.18)	$(0.18)	$(0.14)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.13)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.18)	$(0.14)		$(0.14)
Net asset value, end of period (x)	$9.77	$9.07	$8.40	$8.93		$8.49
Total return (%) (r)(s)(t)(x)	9.74	10.22	(3.95)	6.89		3.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.88	0.88	0.91		0.94
Expenses after expense reductions (f)	0.79	0.80	0.80	0.80		0.80
Net investment income (loss)	1.33	2.03	1.96	1.66		1.72
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$557	$77	$53	$55		$51

Class R6	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16
Net asset value, beginning of period	$9.06	$8.39	$8.92	$8.48		$8.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.19	$0.18	$0.16		$0.16
Net realized and unrealized gain (loss)	0.75	0.67	(0.52)	0.43		0.14
Total from investment operations	$0.88	$0.86	$(0.34)	$0.59		$0.30

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)	$(0.19)	$(0.15)		$(0.01)
From net realized gain	(0.01)	—	—	—		—
From tax return of capital	—	—	—	(0.00	)(w)	(0.14)
Total distributions declared to shareholders	$(0.18)	$(0.19)	$(0.19)	$(0.15)		$(0.15)
Net asset value, end of period (x)	$9.76	$9.06	$8.39	$8.92		$8.48
Total return (%) (r)(s)(t)(x)	9.84	10.33	(3.84)	7.03		3.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.78	0.79		0.80
Expenses after expense reductions (f)	0.71	0.70	0.69	0.67		0.67
Net investment income (loss)	1.46	2.13	2.07	1.78		1.85
Portfolio turnover	210	126	108	50		56
Net assets at end of period (000 omitted)	$728,743	$630,673	$601,381	$634,630		$599,806

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Bond Fund (the fund) (effective April 30, 2021, the name of the fund will change to MFS Global Opportunistic Bond Fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

The fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market, as a whole, as measured by an index determined by MFS to be an appropriate measure of the global bond market. At November 30, 2020, the fund did not have more than 25% of its assets invested in any one industry.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities

Notes to Financial Statements – continued

purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets

Notes to Financial Statements – continued

generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$35,685,733	$—	$35,685,733
Non - U.S. Sovereign Debt	—	273,072,311	—	273,072,311
Municipal Bonds	—	8,661,103	—	8,661,103
U.S. Corporate Bonds	—	160,043,195	—	160,043,195
Residential Mortgage-Backed Securities	—	75,117,834	—	75,117,834
Commercial Mortgage-Backed Securities	—	13,397,980	—	13,397,980
Asset-Backed Securities (including CDOs)	—	10,592,480	—	10,592,480
Foreign Bonds	—	161,497,173	—	161,497,173
Mutual Funds	49,377,293	—	—	49,377,293
Total	$49,377,293	$738,067,809	$—	$787,445,102

Other Financial Instruments
Futures Contracts – Assets	$9,481	$—	$—	$9,481
Futures Contracts – Liabilities	(687,871)	—	—	(687,871)
Forward Foreign Currency Exchange Contracts – Assets	—	4,741,526	—	4,741,526
Forward Foreign Currency Exchange Contracts – Liabilities	—	(4,074,418)	—	(4,074,418)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$9,481	$(687,871)
Interest Rate	Purchased Interest Rate Options	783,374	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	4,741,526	(4,074,418)
Total		$5,534,381	$(4,762,289)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(6,884,112)	$—	$—	$—	$—
Foreign Exchange	—	—	(579,537)	—	—
Credit	—	2,796,479	—	(1,014,046)	36,982
Total	$(6,884,112)	$2,796,479	$(579,537)	$(1,014,046)	$36,982

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(2,085,696)	$—	$—	$117,324	$—
Foreign Exchange	—	—	2,960,802	—	—
Credit	—	(13,776)	—	(14,785)	(4,743)
Total	$(2,085,696)	$(13,776)	$2,960,802	$102,539	$(4,743)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was

Notes to Financial Statements – continued

written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit

Notes to Financial Statements – continued

risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the

Notes to Financial Statements – continued

counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At November 30, 2020, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.

Notes to Financial Statements – continued

This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended November 30, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/20	Year ended 11/30/19
Ordinary income (including any short-term capital gains)	$13,008,507	$13,483,333

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/20

Cost of investments	$746,891,042
Gross appreciation	42,174,884

Gross depreciation	(1,632,106)
Net unrealized appreciation (depreciation)	$40,542,778

Undistributed ordinary income	14,887,353
Undistributed long-term capital gain	4,598,953
Other temporary differences	(713,559)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 11/30/20	Year ended 11/30/19
Class A	$278,662	$274,700
Class B	4,614	7,247
Class C	19,884	24,923
Class I	96,024	21,845
Class R1	2,310	2,495
Class R2	4,484	3,548
Class R3	3,712	1,358
Class R4	1,739	1,172
Class R6	12,597,078	13,146,045
Total	$13,008,507	$13,483,333

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.60%
In excess of $1 billion	0.55%

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended November 30, 2020, this management fee reduction amounted to $74,113, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended November 30, 2020 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Effective May 1, 2021, the management fee will be computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.425%

For the period from December 1, 2019 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.74%

This written agreement terminated on July 31, 2020. For the period from December 1, 2019 through July 31, 2020 this reduction amounted to $209,625, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.03%	1.78%	1.78%	0.78%	1.78%	1.28%	1.03%	0.78%	0.72%

This written agreement will terminate on April 30, 2021. For the period from August 1, 2020 through November 30, 2020, this reduction amounted to $128,857, which is included in the reduction of total expenses in the Statement of Operations.

Effective May 1, 2021, the investment adviser will agree in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses will not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.97%	1.72%	1.72%	0.72%	1.72%	1.22%	0.97%	0.72%	0.64%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until March 31, 2023.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $844 for the year ended November 30, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$43,726
Class B	0.75%	0.25%	1.00%	1.00%	4,666
Class C	0.75%	0.25%	1.00%	1.00%	19,844
Class R1	0.75%	0.25%	1.00%	1.00%	3,209
Class R2	0.25%	0.25%	0.50%	0.50%	2,089
Class R3	—	0.25%	0.25%	0.25%	762
Total Distribution and Service Fees					$74,296

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended November 30, 2020, this rebate amounted to $178 and $27 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2020, were as follows:

Amount
Class A	$269
Class B	645
Class C	93

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

Notes to Financial Statements – continued

year ended November 30, 2020, the fee was $13,605, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended November 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $32,522.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended November 30, 2020, these costs for the fund amounted to $641,683 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2020 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $3,460,172.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended November 30, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$619,039,847	$654,037,934
Non-U.S. Government securities	813,044,838	732,688,319

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/20		Year ended 11/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	720,562	$6,727,365	564,710	$5,090,663
Class B	1,420	12,907	1,180	10,201
Class C	126,775	1,158,552	96,242	856,814
Class I	1,027,828	9,469,145	44,854	391,414
Class R1	24,404	228,310	1,177	10,342
Class R2	64,883	603,936	1,544	13,817
Class R3	46,276	426,351	188	1,671
Class R4	50,052	483,635	2,057	18,684
Class R6	13,818,424	128,450,718	4,011,201	35,617,525
	15,880,624	$147,560,919	4,723,153	$42,011,131

Shares issued to shareholders in reinvestment of distributions
Class A	29,827	$275,932	30,459	$273,082
Class B	505	4,602	814	7,238
Class C	1,925	17,517	2,364	21,031
Class I	10,295	95,615	2,416	21,464
Class R1	252	2,310	280	2,495
Class R2	482	4,484	398	3,548
Class R3	398	3,712	153	1,358
Class R4	187	1,739	132	1,172
Class R6	1,365,196	12,580,497	1,473,880	13,131,961
	1,409,067	$12,986,408	1,510,896	$13,463,349

Shares reacquired
Class A	(530,272)	$(4,917,376)	(451,205)	$(4,036,661)
Class B	(30,457)	(277,560)	(20,038)	(178,052)
Class C	(236,183)	(2,173,737)	(130,314)	(1,162,177)
Class I	(137,652)	(1,269,314)	(90,234)	(796,637)
Class R1	(857)	(8,126)	(121)	(1,048)
Class R2	(28,200)	(268,638)	(237)	(2,086)
Class R3	(1,143)	(10,722)	(2,201)	(20,093)
Class R4	(1,634)	(15,558)	—	—
Class R6	(10,178,527)	(89,896,434)	(7,509,459)	(65,241,211)
	(11,144,925)	$(98,837,465)	(8,203,809)	$(71,437,965)

Notes to Financial Statements – continued

	Year ended 11/30/20		Year ended 11/30/19

	Shares	Amount	Shares	Amount
Net change
Class A	220,117	$2,085,921	143,964	$1,327,084
Class B	(28,532)	(260,051)	(18,044)	(160,613)
Class C	(107,483)	(997,668)	(31,708)	(284,332)
Class I	900,471	8,295,446	(42,964)	(383,759)
Class R1	23,799	222,494	1,336	11,789
Class R2	37,165	339,782	1,705	15,279
Class R3	45,531	419,341	(1,860)	(17,064)
Class R4	48,605	469,816	2,189	19,856
Class R6	5,005,093	51,134,781	(2,024,378)	(16,491,725)
	6,144,766	$61,709,862	(1,969,760)	$(15,963,485)

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the Lifetime 2035 Fund were the owners of record of approximately 40%, 24%, 15%, 5%, 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2040 Fund and the MFS Lifetime 2045 were the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended November 30, 2020, the fund’s commitment fee and interest expense were $3,359 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$16,424,526	$404,871,238	$371,913,163	$(3,782)	$(1,526)	$49,377,293

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$249,345	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Bond Fund and the Board of Trustees of

MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Bond Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 14, 2021

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	133	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo Andy Li Henry Peabody Robert Persons Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Bond Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading

Board Review of Investment Advisory Agreement – continued

practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the five-, three- and one-year periods ended December 31, 2019.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $39,979 as capital gain dividends paid during the fiscal year.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Global Bond Fund	57,432	57,285

For the fiscal years ended November 30, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Global Bond Fund	0	0	10,744	10,574	1,651	1,171

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Bond Fund*	2,321,898	1,679,277	0	0	104,750	34,950

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To MFS Global Bond Fund, MFS and MFS Related Entities#	2,699,773	1,868,972

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the MFS Global Bond Fund is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2021

*	Print name and title of each signing officer under his or her signature.